Exhibit 99.2

MERCK & CO., INC., RAHWAY, N.J., USA

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2025					2024					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$15,529	$15,806	$17,276	$16,400	$65,011	$15,775	$16,112	$16,657	$15,624	$64,168	5%	1%

Costs, Expenses and Other
Cost of sales	3,419	3,557	3,855	5,551	16,382	3,540	3,745	4,080	3,828	15,193	45%	8%
Selling, general and administrative	2,552	2,649	2,633	2,898	10,733	2,483	2,739	2,731	2,864	10,816	1%	-1%
Research and development	3,621	4,048	4,234	3,886	15,789	3,992	3,500	5,862	4,585	17,938	-15%	-12%
Restructuring costs	69	560	47	213	889	123	80	56	51	309	*	*
Other (income) expense, net	(35)	(7)	(238)	432	151	(33)	42	(162)	126	(24)	*	*
Income Before Taxes	5,903	4,999	6,745	3,420	21,067	5,670	6,006	4,090	4,170	19,936	-18%	6%
Income Tax Provision	818	571	958	458	2,804	903	545	929	425	2,803
Net Income	5,085	4,428	5,787	2,962	18,263	4,767	5,461	3,161	3,745	17,133	-21%	7%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	6	1	2	(1)	9	5	6	4	2	16
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	$5,079	$4,427	$5,785	$2,963	$18,254	$4,762	$5,455	$3,157	$3,743	$17,117	-21%	7%

Earnings per Common Share Assuming Dilution	$2.01	$1.76	$2.32	$1.19	$7.28	$1.87	$2.14	$1.24	$1.48	$6.74	-20%	8%

Average Shares Outstanding Assuming Dilution	2,531	2,513	2,498	2,488	2,507	2,544	2,544	2,541	2,537	2,541
Tax Rate	13.9%	11.4%	14.2%	13.4%	13.3%	15.9%	9.1%	22.7%	10.2%	14.1%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC., RAHWAY, N.J., USA

FOURTH QUARTER AND FULL YEAR 2024 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Fourth Quarter
Cost of sales	$3,828	701		121						822	$3,006
Selling, general and administrative	2,864	29		16						45	2,819
Research and development	4,585	12		(1)						11	4,574
Restructuring costs	51			51						51	–
Other (income) expense, net	126	(31)				152				121	5
Income Before Taxes	4,170	(711)		(187)		(152)				(1,050)	5,220
Income Tax Provision (Benefit)	425	(111	)(3)	(17	)(3)	(33	)(3)	(260	)(4)	(421)	846
Net Income	3,745	(600)		(170)		(119)		260		(629)	4,374
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	3,743	(600)		(170)		(119)		260		(629)	4,372
Earnings per Common Share Assuming Dilution	$1.48	(0.23)		(0.07)		(0.04)		0.10		(0.24)	$1.72

Tax Rate	10.2%										16.2%

Full Year
Cost of sales	$15,193	2,409		495						2,904	$12,289
Selling, general and administrative	10,816	117		83						200	10,616
Research and development	17,938	72		1						73	17,865
Restructuring costs	309			309						309	–
Other (income) expense, net	(24)	(79)				45				(34)	10
Income Before Taxes	19,936	(2,519)		(888)		(45)				(3,452)	23,388
Income Tax Provision (Benefit)	2,803	(461	)(3)	(135	)(3)	(10	)(3)	(519	)(4)	(1,125)	3,928
Net Income	17,133	(2,058)		(753)		(35)		519		(2,327)	19,460
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	17,117	(2,058)		(753)		(35)		519		(2,327)	19,444
Earnings per Common Share Assuming Dilution	$6.74	(0.81)		(0.30)		(0.01)		0.21		(0.91)	$7.65

Tax Rate	14.1%										16.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect the amortization of intangible assets. Additionally, research and development expenses for the full year includes Animal Health intangible asset impairment charges. Amounts included in other (income) expense, net, primarily reflect royalty income and a decrease in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs, accelerated depreciation and asset impairment charges associated with facilities to be closed or divested related to activities under the Company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents benefits recorded in the fourth quarter and full year due to reductions in reserves for unrecognized income tax benefits resulting from the expiration of the statute of limitations for assessments related to federal income tax return years. The benefit recognized in the fourth quarter relates to the 2020 federal tax return year and the benefit recognized for the full year relates to both the 2020 and 2019 federal tax return years.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q 2025	4Q 2024	% Change	4Q 2025	4Q 2024	% Change	4Q 2025	4Q 2024	% Change
TOTAL SALES (1)	$16,400	$15,624	5	$9,139	$8,188	12	$7,261	$7,436	-2
PHARMACEUTICAL	14,843	14,042	6	8,662	7,728	12	6,181	6,314	-2
Oncology
Keytruda	8,337	7,836	6	4,892	4,841	1	3,445	2,996	15
Keytruda Qlex	35		-	33		-	2		-
Alliance Revenue – Lynparza (2)	389	365	7	180	177	1	209	187	12
Alliance Revenue – Lenvima (2)	272	255	7	191	182	5	80	73	11
Welireg	220	160	37	181	146	24	39	14	170
Alliance Revenue – Reblozyl (3)	164	110	48	133	88	51	31	22	37
Vaccines (4)
Gardasil/Gardasil 9	1,031	1,550	-34	406	380	7	625	1,170	-47
ProQuad/M-M-R II/Varivax	619	594	4	427	419	2	192	175	9
Capvaxive	279	50	*	258	49	*	21	0	*
Vaxneuvance	140	161	-13	50	64	-22	90	96	-6
RotaTeq	119	139	-14	60	84	-28	59	55	8
Pneumovax 23	42	74	-43	8	19	-61	35	55	-37
Hospital Acute Care
Bridion	499	449	11	451	382	18	49	67	-28
Prevymis	275	215	28	130	106	23	146	109	33
Zerbaxa	87	70	24	50	40	25	36	30	23
Dificid	25	79	-68	17	72	-76	8	7	13
Cardiometabolic & Respiratory
Winrevair	467	200	133	432	192	125	35	9	*
Ohtuvayre	178		-	178		-
Alliance Revenue - Adempas/Verquvo (5)	129	109	18	112	105	7	17	5	*
Adempas (6)	83	73	14				83	73	14
Virology
Delstrigo	79	69	15	14	14	-1	65	55	19
Isentress/Isentress HD	67	92	-27	37	38	-3	30	53	-44
Lagevrio	57	121	-53	11	32	-65	45	88	-49
Pifeltro	42	40	6	26	26	-3	17	13	23
Neuroscience
Belsomra	49	45	8	22	19	18	27	26	1
Diabetes (7)
Januvia	302	232	30	180	41	*	122	191	-36
Janumet	199	255	-22	57	91	-37	142	164	-14
Other Pharmaceutical (8)	658	699	-6	126	121	4	531	581	-9
ANIMAL HEALTH	1,505	1,397	8	448	444	1	1,056	953	11
Livestock	987	889	11	209	203	3	777	686	13
Companion Animal	518	508	2	239	241	-1	279	267	4
Other Revenues (9)	52	185	-71	29	16	81	24	169	-86

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $2,364 million and $2,693 million on a global basis in the fourth quarter of 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $579 million and $546 million on a global basis in the fourth quarter of 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $135 million and $56 million on a global basis in the fourth quarter of 2025 and 2024, respectively.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $27 million and $15 million in the fourth quarter of 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES
FULL YEAR 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year 2025	Full Year 2024	% Change	Full Year 2025	Full Year 2024	% Change	Full Year 2025	Full Year 2024	% Change
TOTAL SALES (1)	$65,011	$64,168	1	$36,510	$32,277	13	$28,501	$31,891	-11
PHARMACEUTICAL	58,142	57,400	1	34,409	30,290	14	23,733	27,110	-12
Oncology
Keytruda	31,641	29,482	7	18,829	17,872	5	12,812	11,610	10
Keytruda Qlex	40		-	38		-	2		-
Alliance Revenue – Lynparza (2)	1,450	1,311	11	683	626	9	767	685	12
Alliance Revenue – Lenvima (2)	1,053	1,010	4	737	705	4	316	305	4
Welireg	716	509	41	603	466	29	113	43	161
Alliance Revenue – Reblozyl (3)	525	371	41	432	303	42	93	68	37
Vaccines (4)
Gardasil/Gardasil 9	5,233	8,583	-39	2,641	2,425	9	2,592	6,158	-58
ProQuad/M-M-R II/Varivax	2,451	2,485	-1	1,885	1,919	-2	566	566	0
Vaxneuvance	825	808	2	459	461	0	366	347	5
Capvaxive	759	97	*	730	96	*	29	1	*
RotaTeq	673	711	-5	426	472	-10	246	239	3
Pneumovax 23	166	263	-37	21	56	-63	146	207	-30
Hospital Acute Care
Bridion	1,841	1,764	4	1,631	1,401	16	209	363	-42
Prevymis	978	785	25	475	371	28	503	414	21
Zerbaxa	312	252	24	186	146	28	126	106	18
Dificid	247	340	-27	202	303	-33	45	37	20
Cardiometabolic & Respiratory
Winrevair	1,443	419	*	1,358	408	*	85	11	*
Alliance Revenue - Adempas/Verquvo (5)	470	415	13	421	388	8	49	27	81
Adempas (6)	312	287	9				312	287	9
Ohtuvayre	178		-	178		-
Virology
Lagevrio	380	964	-61	101	176	-43	278	787	-65
Isentress/Isentress HD	325	394	-18	181	185	-3	144	209	-31
Delstrigo	306	249	23	56	56	1	250	193	29
Pifeltro	171	163	5	111	113	-1	59	50	18
Neuroscience
Belsomra	186	222	-16	82	72	13	104	150	-31
Immunology
Simponi		543	-100					543	-100
Remicade		114	-100					114	-100
Diabetes (7)
Januvia	1,604	1,334	20	999	469	113	605	865	-30
Janumet	940	935	1	268	161	66	672	774	-13
Other Pharmaceutical (8)	2,917	2,590	13	676	640	6	2,244	1,951	15
ANIMAL HEALTH	6,354	5,877	8	1,953	1,861	5	4,401	4,016	10
Livestock	3,896	3,462	13	807	732	10	3,089	2,729	13
Companion Animal	2,458	2,415	2	1,146	1,129	2	1,312	1,287	2
Other Revenues (9)	515	891	-42	148	126	17	367	765	-52

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $10,711 million and $13,448 million on a global basis for December YTD 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $2,862 million and $2,599 million on a global basis for December YTD 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $436 million and $170 million on a global basis for December YTD 2025 and 2024, respectively.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $138 million and $106 million on a global basis for December YTD 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2025					2024					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$13,638	$14,050	$15,611	$14,843	$58,142	$14,006	$14,408	$14,943	$14,042	$57,400	6	1

United States	7,927	8,328	9,493	8,662	34,409	6,936	7,399	8,227	7,728	30,290	12	14
% Pharmaceutical Sales	58.1%	59.3%	60.8%	58.4%	59.2%	49.5%	51.4%	55.1%	55.0%	52.8%
Europe (1)	2,384	2,551	2,675	2,839	10,449	2,555	2,572	2,620	2,498	10,246	14	2
% Pharmaceutical Sales	17.5%	18.2%	17.1%	19.1%	18.0%	18.2%	17.9%	17.5%	17.8%	17.9%
Japan	651	604	693	684	2,632	802	664	919	813	3,199	-16	-18
% Pharmaceutical Sales	4.8%	4.3%	4.4%	4.6%	4.5%	5.7%	4.6%	6.2%	5.8%	5.6%
Latin America	589	654	691	644	2,578	601	661	730	680	2,672	-5	-4
% Pharmaceutical Sales	4.3%	4.7%	4.4%	4.3%	4.4%	4.3%	4.6%	4.9%	4.8%	4.7%
Asia Pacific (other than China and Japan)	535	609	593	586	2,323	580	595	669	612	2,457	-4	-5
% Pharmaceutical Sales	3.9%	4.3%	3.8%	4.0%	4.0%	4.1%	4.1%	4.5%	4.4%	4.3%
China (2)	668	407	377	364	1,816	1,744	1,790	996	864	5,394	-58	-66
% Pharmaceutical Sales	4.9%	2.9%	2.4%	2.5%	3.1%	12.5%	12.4%	6.7%	6.2%	9.4%
Eastern Europe/Middle East/Africa	435	451	365	348	1,598	395	353	400	348	1,495	0	7
% Pharmaceutical Sales	3.2%	3.2%	2.3%	2.3%	2.7%	2.8%	2.4%	2.7%	2.5%	2.6%
Canada	125	135	134	153	547	138	143	133	144	558	6	-2
% Pharmaceutical Sales	0.9%	1.0%	0.9%	1.0%	0.9%	1.0%	1.0%	0.9%	1.0%	1.0%
Other	324	311	590	563	1,790	255	231	249	355	1,089	59	64
% Pharmaceutical Sales	2.4%	2.1%	3.9%	3.8%	3.2%	1.9%	1.6%	1.5%	2.5%	1.7%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

(2) Gardasil/Gardasil 9 sales in China were $193 million, $0, $0 and $0 in the first, second, third and fourth quarter of 2025, respectively, and $1,253 million, $1,312 million, $517 million and $446 million in the first, second, third, and fourth quarter of 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q25	4Q24	Full Year 2025	Full Year 2024
Interest income	$(69)	$(146)	$(343)	$(415)
Interest expense	412	328	1,357	1,271
Exchange losses	99	49	323	227
Loss (income) from investments in equity securities, net (1)	196	156	(368)	(14)
Net periodic defined benefit plan (credit) cost other than service cost	(163)	(157)	(615)	(633)
Other, net	(43)	(104)	(203)	(460)
Total	$432	$126	$151	$(24)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.